BALANCE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Mar. 31, 2026
Revenue [abstract]
BALANCE FROM CONTRACTS WITH CUSTOMERS	BALANCE FROM CONTRACTS WITH CUSTOMERS
Net contract liabilities are as follows:

	2026	2025
Contract assets - current	$485.3	$482.2
Contract assets - non-current (Note 17)	37.3	38.8
Contract liabilities - current	(1,086.9)	(1,001.6)
Contract liabilities - non-current (Note 22)	(144.0)	(126.8)
Net contract liabilities	$(708.3)	$(607.4)
During the year ended March 31, 2026, the Company recognized revenue of $802.9 million (2025 – $740.0 million) that was included in the contract liability balance at the beginning of the year.
During the year ended March 31, 2026, the Company recognized an increase in revenue of $11.8 million (2025 – increase of $45.7 million) related to performance obligations partially satisfied in previous years. This primarily related to revisions to estimated costs to complete certain contracts that impacted revenue and measures of completion and changes in transaction price.
Remaining performance obligations
As at March 31, 2026, the amount of revenue expected to be realized in future years from performance obligations that are unsatisfied, or partially unsatisfied, was $8,562.4 million. The Company expects to recognize approximately 35% of these remaining performance obligations as revenue by March 31, 2027, an additional 18% by March 31, 2028 and the balance thereafter.